Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS

         I consent to the use in this Registration Statement on Form SB-2 of Biomasse International, Inc., of my report dated December 26, 2000, appearing n the Prospectus which is part of this Registration Statement.

         I also consent to the reference to me under the heading "Experts" in such Prospectus.


                                                   By:  /s/ Mark Cohen
                                                        --------------
                                                         Mark Cohen C.P.A.


Hollywood, Florida
4/11/2001